As Filed with the Securities and Exchange Commission on December 8, 1999

                                                   Registration No. 333-________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933
                        APPLIED DIGITAL SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    MISSOURI
                         (State or other jurisdiction of
                         incorporation or organization)

                                   43-1641533
                                (I.R.S. Employer
                              Identification No.)


                          400 Royal Palm Way, Suite 410
                            Palm Beach, Florida 33480
                                 (561) 366-4800
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

            Applied Digital Solutions, Inc. 1999 Flexible Stock Plan
                            (Full title of the Plan)

                              Garrett A. Sullivan
                        400 Royal Palm Way, Suite 410
                              Palm Beach, Florida 33480
                                 (561) 366-4800
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                        Copies of all correspondence to:
                            Denis P. McCusker, Esq.
                                 Bryan Cave LLP
                            One Metropolitan Square
                         211 North Broadway, Suite 3600
                         St. Louis, Missouri 63102-2750
                                 (314) 259-2000

                         CALCULATION OF REGISTRATION FEE
=============================================================================================
Title of Each Class         Amount        Proposed Maximum    Proposed Maximum    Amount of
of Securities to be         to be         Offering Price         Aggregate       Registration
     Registered          Registered(1)     Per Unit(2)        Offering Price(2)      Fee
=============================================================================================
  Common Stock, $.001   5,000,000 shares     $7.4563            $37,281,500         $9,842
  par value per share
=============================================================================================

(1) This Registration Statement also relates to such indeterminate number of additional shares as may be issuable pursuant to the anti-dilution provisions of the Applied Digital Solutions, Inc. 1999 Flexible Stock Plan.

(2) Pursuant to Rule 457(c) and Rule 457(h), the proposed offering price and registration fee have been calculated on the basis of the average of the high and low trading prices for the Common Stock for the five day period ended December 3, 1999, as reported on the Nasdaq National Market.

================================================================================

                                     PART I


                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS
Item 1.  Plan Information.

         Information  required  by Part I of  Form  S-8 to be  contained  in the
Section 10(a) prospectus is omitted from this registration statement in accordance with Rule 428 under the Securities Act of 1933, as amended ("Securities Act"), and the Note to Part I of Form S-8.


Item 2.  Registrant Information and Employee Plan Annual Information.

         Information  required  by Part I of  Form  S-8 to be  contained  in the
Section 10(a) prospectus is omitted from this registration statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.  Incorporation of Documents by Reference.

     The following documents heretofore filed by the Registrant with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act") are incorporated herein by reference:

               (1) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (filed on March 31, 1999);

               (2) the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 (filed on May 17, 1999);

               (3) the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 (filed on August 16, 1999);

               (4) the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 (filed on November 15, 1999);

               (5) the Registrant's Current Report on Form 8-K/A dated June 8, 1998 (filed on March 11, 1999);

               (6) the Registrant's Current Report on Form 8-K and Form 8-K/A dated May 25, 1999 (filed on June 2, 1999 and October 5, 1999, respectively);

               (7) the Registrant's Current Report on Form 8-K and Form 8-K/A dated June 4, 1999 (filed on June 11, 1999 and August 12, 1999, respectively);

               (8) the Registrant's Current Report on Form 8-K dated September 14, 1999 (filed on September 14, 1999); and

               (9) the Registrant's Registration Statement on Form 8-A filed on May 5, 1995, registering its common stock under Section 12(g) of the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

All documents filed by the Registrant with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the termination of the offering shall hereby be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained herein, in an amendment hereto, or in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document incorporated or deemed to be incorporated herein by reference, which statement is also incorporated herein by reference, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.



Item 4.  Description of Securities.

     The Registrant's common stock is registered under Section 12 of the Exchange Act.



Item 5.  Interests of Named Experts and Counsel.

     None.



Item 6. Indemnification of Directors and Officers.

     Sections 351.355(1) and (2) of The General and Business Corporation Law of the State of Missouri provide that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that, in the case of an action or suit by or in the right of the corporation, the corporation may not indemnify such persons against judgments and fines and no person shall be indemnified as to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that such person is fairly and reasonably entitled to indemnity for proper expenses. Section 351.355(3) provides that, to the extent that a director, officer, employee or agent of the corporation has been successful in the defense of any such action, suit or proceeding or any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred in connection with such action, suit or proceeding. Section 351.355(7) provides that a corporation may provide additional indemnification to any person indemnifiable under subsection (1) or (2), provided such additional indemnification is authorized by the corporation's articles of incorporation or an amendment thereto or by a shareholder-approved bylaw or agreement, and provided further that no person shall thereby be indemnified against conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct or which involved an accounting for profits pursuant to Section 16(b) of the Securities Exchange Act of 1934.

     The bylaws of the Registrant provide that the Registrant shall indemnify, to the full extent permitted under Missouri law, any director, officer, employee or agent of the Registrant who has served as a director, officer, employee or agent of the Registrant or, at the Registrant's request, has served as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to such provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable.



Item 7.  Exemption from Registration Claimed

         Not applicable.



Item 8.  Exhibits.

         Exhibit No.       Description

             4.1           Applied  Digital  Solutions, Inc. 1999 Flexible Stock
                           Plan.

             5.1 Opinion of Bryan Cave LLP relating to legality of the Common Stock.

            23.1           Consent of PricewaterhouseCoopers LLP.

            23.2           Consent of Rubin, Brown, Gornstein & Co. LLP.

            23.3           Consent of Bryan Cave LLP (included in Exhibit 5.1).

            24.1           Power of Attorney (included on signature page).



Item 9.  Undertakings.

     (a) The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach, State of Florida, on December 7, 1999.



                                         APPLIED DIGITAL SOLUTIONS, INC.


                                        By: /S/ David A. Loppert
                                           -------------------------------------
                                           David A. Loppert, Vice President,
                                           Chief Financial Officer

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Garrett A. Sullivan and David A. Loppert, and each of them (with full power to each of them to act alone), the true and lawful attorney in fact and agent for the undersigned, to act on behalf of and in the name of the undersigned in connection with this Registration Statement, including the authority to sign any amendments (including post-effective amendments) to this Registration Statement, or to sign any registration statement which registers additional securities under the Applied Digital Solutions, Inc. 1999 Flexible Stock Plan pursuant to Instruction E to Form S-8, and to file the same, with exhibits and any and all other documents filed with respect thereto, with the Securities and Exchange Commission (or any other governmental or regulatory authority), and each such person ratifies and confirms all that said attorneys in fact and agents may lawfully do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                          Title                          Date

                                 Chairman of the Board of
                                  Directors, Chief Executive
    /S/ Richard J. Sullivan       Officer and Secretary (Principal
-------------------------------   Executive Officer)                  December 7, 1999
     (Richard J. Sullivan)

    /S/ Garrett A. Sullivan      President and Director (Principal
-------------------------------   Operating Officer)                  December 7, 1999
     (Garrett A. Sullivan)

                                 Vice President, Chief Financial
    /S/ David A. Loppert          Officer (Principal Accounting
-------------------------------   Officer)                            December 7, 1999
       (David A. Loppert)

                                 Director                             December _, 1999
-------------------------------
      (Angela M. Sullivan)

      /S/ Daniel E. Penni        Director                             December 7, 1999
-------------------------------
       (Daniel E. Penni)

    /S/ Arthur F. Noterman       Director                             December 7, 1999
-------------------------------
      (Arthur F. Noterman)

   /S/ Constance K. Weaver)      Director                             December 7, 1999
-------------------------------
     (Constance K. Weaver)

  /S/ Richard S. Friedland       Director                             December 7, 1999
-------------------------------
    (Richard S. Friedland)


                                  EXHIBIT INDEX



     Exhibit No.           Description

             4.1           Applied  Digital  Solutions, Inc. 1999 Flexible Stock
                           Plan.

             5.1 Opinion of Bryan Cave LLP relating to legality of the Common Stock.

            23.1           Consent of PricewaterhouseCoopers LLP.

            23.2           Consent of Rubin, Brown, Gornstein & Co. LLP.

            23.3           Consent of Bryan Cave LLP (included in Exhibit 5.1).

            24.1           Power of Attorney (included on signature page).